GraniteShares ETF Trust

Notes to Quarterly Schedules of Investments

March 31, 2025 (Unaudited)

1.	FAIR VALUE MEASUREMENT

The Financial Accounting Standards Board (FASB) established a framework for measuring fair value in accordance with U.S. GAAP. Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the exchange traded fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The hierarchy classification of inputs used to value each Fund’s investments is disclosed at the end of the Fund’s Schedule of Investments.

GraniteShares ETF Trust
Schedule of Investments
GraniteShares YieldBOOST TSLA ETF
March 31, 2025 (Unaudited)

Investments	Principal Amount	Value
UNITED STATES TREASURY OBLIGATION (43.19%)(a)
United States Treasury Bill
4.242%, 04/17/2025(a)	$1,000,000	$998,113
TOTAL GOVERNMENT BOND
(Cost 998,136)		998,113

Counterparty	Expiration Date	Strike Price	Contracts	Notional Value	Value
PURCHASED OPTION CONTRACTS - (4.52%)
Put Option Contracts (4.52%)
Stonex Group Inc	04/04/2025	8.67	2,350	2,237,200	104,435
				$2,237,200	104,435
TOTAL PURCHASED OPTION CONTRACTS
(Cost $102,291)				2,237,200	104,435
TOTAL INVESTMENTS (47.71%)
(Cost $1,100,427)					$1,102,548
OTHER ASSETS IN EXCESS OF LIABILITIES (52.29%)					1,208,608	(b)
NET ASSETS (100.00%)					$2,311,156

(a)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(b)	Includes cash which is being held as collateral for written option contracts.

12

WRITTEN OPTION CONTRACTS (9.77%)

	Expiration	Strike		Premiums	Notional	Value
Counterparty	Date	Price	Contracts	Received	Value	(Note 2)
Put Option Contracts - (9.77%)
Stonex Group Inc	04/04/25	$9.85	(2,350)	$203,203	$(2,237,200)	$(225,772)
TOTAL WRITTEN OPTION CONTRACTS				$203,203	$(2,237,200)	$(225,772)

GraniteShares Yield BOOST TSLA ETF

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
United States Treasury Obligations	$–	$998,113	$–	$998,113
Purchased Options	–	104,435	–	104,435
Total	$–	$1,102,548	$–	$1,102,548

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Liabilities
Written Options	–	(225,772)	–	(225,772)
Total	$–	$(225,772)	$–	$(225,772)